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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 14, 2002


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


            001-13949                                65-0424192
      (Commission File No.)            (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



         Registrant's telephone number, including area code: 405-841-2298


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ITEM 9.  REGULATION FD DISCLOSURE.

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Local Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated this 14th day of November 2002.


                                   LOCAL FINANCIAL CORPORATION
                                   ("Company")


                                   /s/ Edward A. Townsend
                                   ---------------------------------------------
                                   Edward A. Townsend
                                   Chief Executive Officer



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                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Local Financial Corporation (the "Company") on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned's best knowledge and belief:

         (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated this 14th day of November 2002.


                                    LOCAL FINANCIAL CORPORATION
                                    ("Company")


                                    /s/ Richard L. Park
                                    --------------------------------------------
                                    Richard L. Park
                                    Chief Financial Officer


                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LOCAL FINANCIAL CORPORATION


Date:    November 14, 2002         By: /s/ Richard L. Park
                                       ----------------------------------------
                                       Richard L. Park, Chief Financial Officer